UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 7, 2018
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2484 Augustine Drive Santa Clara, California 95054 (Address of principal executive offices) (Zip Code)

(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Plan Bonuses for Fiscal 2017
On February 7, 2018, the Compensation and Leadership Resources Committee (the “Compensation Committee”) of the Board approved the following annual cash performance bonuses under the Company’s Executive Incentive Plan (the “EIP”) to the Named Executive Officers (as defined in the Company’s most recent proxy statement filed with the U.S. Securities and Exchange Commission on March 8, 2017) listed below:

Named Executive Officer	Annual Cash Performance Bonuses
Devinder Kumar, Senior Vice President, Chief Financial Officer and Treasurer	$419,040
James R. Anderson, Senior Vice President and General Manager, Computing and Graphics Business Group	$399,640
Forrest E. Norrod, Senior Vice President and General Manager Datacenter and Embedded Solutions Business Group	$411,280
Mark D. Papermaster, Chief Technology Officer and Senior Vice President, Technology and Engineering	$436,500

     On February 8, 2018, the Board approved the following annual cash performance bonus under the EIP for the Company’s President and Chief Executive Officer:

Lisa T. Su, President and Chief Executive Officer	$1,076,700
Pursuant to the EIP, the annual cash performance bonuses were based on the Company’s performance during the 2017 fiscal year (i.e., January 1, 2017 to December 30, 2017) as evaluated against the following pre-established Company-wide financial measures: adjusted non-GAAP net income, revenue and adjusted non-GAAP free cash flow.
The annual cash performance bonuses under the EIP for 2017 for the Company’s President and Chief Executive Officer and each of the other Named Executive Officers listed above is approximately 78% of their respective 2017 target cash bonus opportunity.  These bonus awards will be paid in March 2018.
The Company intends to provide additional information regarding the 2017 annual cash performance bonuses in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders of the Company, which is expected to be filed with the Securities and Exchange Commission in March 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2018	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary